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[Bear Stearns Logo]

                                  Bear Stearns
                                      -----

                           ACQUISITION OF WAGNER STOTT
                                  MERCATOR, LLC


                                    New York
                                  February 2001

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[Bear Stearns Logo]

                         TRANSACTION SUMMARY & RATIONALE

                       Overview of the Specialist Business

                          Overview of Wagner Stott Bear

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[Bear Stearns Logo]

                               TRANSACTION SUMMARY

o Bear Hunter, a joint-venture between Bear Stearns and Hunter Specialists, to acquire Wagner Stott Mercator, LLC the 4th largest NYSE specialist
o The combined company, to be called Wagner Stott Bear Specialists, LLC will be the 3rd largest NYSE specialist with over 18% of dollar volume traded
o Consideration of approximately $625 million comprised of cash and membership interests in Wagner Stott Bear
o Over 30 of Wagner Stott's 54 current members to continue as members at Wagner Stott Bear
o Bear Stearns increases its ownership in the combined company from approximately 40% to just under 50%
o Expected to be immediately accretive to Bear Stearns 2001 fully diluted GAAP EPS before any synergies
o Magnitude of the accretion depends primarily on the level of revenue synergies realized

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                               STRATEGIC RATIONALE

o  SOLIDIFIES MARKET POSITION IN AN ATTRACTIVE BUSINESS
   -  Transaction creates the 3rd largest NYSE specialist firm
   - The specialist business has exhibited 35% earnings growth and 25% revenue growth over the past five years
   - Returns on equity and capital employed have been in the high 20%/low 30% range over the last few years
o  COMPLEMENTS BEAR STEARNS' EXISTING FRANCHISES
    - Bolstering the specialist business is a vital extension of Bear
      Stearns' strategy of being a leading provider of liquidity, execution and clearing services
    - Potential synergies with Bear Stearns' industry leading clearance operation, equity sales and trading franchise and investment banking effort
o  ENHANCES EXISTING SPECIALIST BUSINESS
   -  Diversifies portfolio of specialist stocks
   -  Adds significant talent and management depth
o  FAMILIAR BUSINESS TO BEAR STEARNS - BEAR HUNTER JOINT-VENTURE STARTED IN 1975

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[Bear Stearns Logo]

                         Transaction Summary & Rationale

                       OVERVIEW OF THE SPECIALIST BUSINESS

                          Overview of Wagner Stott Bear


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                  THE NYSE IS THE WORLD'S LARGEST EQUITY MARKET

         Daily Average Shares Traded            1.04 billion in 2000
                                                25% CAGR over 5 years
         Total Value of Shares Traded           $11.0 trillion
         Market Cap of Listed Companies         $12.3 trillion
         Share Trading Volume as % of Total     44% of the US/25% of the World
         Total Number of NYSE Listed Firms      2,862 (347 are non-US)

Source:  NYSE Reference Sheet January 2001, 1999 NYSE Fact Book
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                       AVERAGE DAILY REPORTED SHARE VOLUME

           NYSE volume, a key driver of specialist revenues, has shown strong long term growth


[Bar Chart depicting the following:]

       YEAR                   REVENUE IN MILLIONS
       1990                          $ 157
       1991                            179
       1992                            202
       1993                            265
       1994                            291
       1995                            346
       1996                            412
       1997                            527
       1998                            674
       1999                            809
       2000                          1,042

Source:  NYSE Reference Sheet January 2001, 1999 NYSE Fact Book


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                             NYSE SPECIALIST RETURNS

          The Specialist business has been consistently profitable and growing with consolidation contributing to better margins

[Bar graph depicting the following:]

       YEAR          SPECIALIST REVENUES
       1995                702
       1996                808
       1997              1,028
       1998              1,172
       1999              1,566
       2000 (1)          2,124

       YEAR               Specialist After-tax Profit                  ROE

       1995                           162                             16.4%
       1996                           201                             16.8%
       1997                           268                             21.1%
       1998                           305                             20.0%
       1999                           461                             22.0%
       2000 (1)                       741                             27.5%

Source:  NYSE
(1) For the nine months ended September 30, 2000, annualized


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                        CONSOLIDATION OF NYSE SPECIALISTS

         There has been a dramatic consolidation among specialists which are expected to number fewer than ten by 2005

[Bar graph depicting the following:]

       YEAR             NUMBER OF SPECIALISTS
       1987                       55
       1994                       39
       2001                       15 (1)
       2005E                       6-10

o  NYSE is encouraging the emergence of fewer, better capitalized firms.
   - Required to execute a greater number of trades in a shorter time with greater price volatility.
   - Called upon to take longer positions in their specialist stocks.
o  Able to transition more easily to more automated marketplace.
o  Reduce/avoid internal opposition to NYSE as it attempts to modernize.

Source:  SSB Research October 1999, LaBranche Annual Report.
(1) Pro Forma for three pending mergers, including Wagner Stott Bear.


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                         RECENT SPECIALIST ACQUISITIONS

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ACQUIRER                                 RECENT TRANSACTIONS
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LaBranche & Co.                          o Robb Peck McCooey
                                         o Henderson Brothers
                                         o Webco Securities

---------------------------------------- ---------------------------------------
Goldman Sachs                            o Spear, Leeds & Kellogg
                                         o Benjamin Jacobson

---------------------------------------- ---------------------------------------
Wagner Stott Bear                        o Kalb Voorhis
                                         o CMJ Partners

---------------------------------------- ---------------------------------------
FleetBoston Financial                    o Merrill Lynch Specialists
                                         o M.J. Meehan

---------------------------------------- ---------------------------------------
Van der Moolen                           o Fagenson, Frankel & Streicher
---------------------------------------- ---------------------------------------


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                              NEW STOCK ALLOCATIONS

             Size is an increasingly important factor in getting new
          listings. The top three players won well over half of the new stock listings in 2000 compared to just over 40% in 1999

[Pie chart depicting that in 2000(1), the top three players in the industry had 55% of the new stock listings, compared to 45% for all other players. (Based on a total of 100 stocks).]

[Pie chart depicting that in 1999, the top three players in the industry had 41% of the new stock listings, compared to 59% for all other players. (Based on a total of 144 stocks).]


(1) For the eleven months ended November 30, 2000.

Source:  Bear Hunter


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                              TOP NYSE SPECIALISTS

          The acquisition of Wagner Stott by Bear Hunter places Wagner
         Stott Bear in a powerful position, among the top 5 specialists who control over 90% of NYSE volume

2000 (1)
   RANK         SPECIALIST              % OF $      % OF SHARE       # OF NYSE
   ----                                 VOLUME (2)  VOLUME (2)       COMMON
STOCKS (3)
    1          LaBranche & Co.           26.7%        26.9%            514
    2          Speer, Leeds & Kellogg    20.1         20.3             498
    3          WAGNER STOTT BEAR         18.2         16.4             359
    4          Fleet Meehan              17.6         17.1             416
    5          Van der Moolen             9.1          8.8             240
                                       -----------------------------------------
               Top Five Market Share     91.7%        89.5%            77%
    6-15       Remaining Ten Market       8.3%        10.5%            22%
               Share

(1) Pro Forma for all pending and recently completed acquisitions.
(2) For the twelve months ended 12/31/00.
(3) As of February 5, 2001.

Source:  NYSE

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[Bear Stearns Logo]

                         Transaction Summary & Rationale

                       Overview of the Specialist Business

                          OVERVIEW OF WAGNER STOTT BEAR


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[Bear Stearns Logo]

                       WAGNER STOTT BEAR SPECIALISTS, LLP

o 3rd Largest NYSE specialist responsible for over 18% of all NYSE dollar volume traded
o Specialist for 359 NYSE common stock issues
  - 4 of the 30 Dow Jones Industrial Average Stocks
  - 73 of the S&P 500 stocks
  - 40 of the 250 most active issues on the NYSE in 2000
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                             OVERVIEW OF BEAR HUNTER

Rank by Dollar Volume               o 6th largest

Dollar Volume                       o 6.7% of NYSE

Net Revenues (LTM - 12/31/00)       o $271 million
Stock Listings (domestic)           o 133 NYSE common stock listings
                                    o 1 of the 30 DJIA stocks and 21 of the
                                      stocks comprising the S&P 500
                                    o Key Listings include: Abbott Labs, Alcoa,
                                      Aetna, AMD, American General, Bank of New
                                      York, Bank One, EMC, Texaco, Texas
                                      Instruments and Kimberly Clark

Stock Listings (ADR's)              o Key Listings include: Telefonica Espana,
                                      Kyocera, British Telecom, London Pacific
                                      Group, Rostelecom

Employees                           o 193 full-time employees including 18
                                      specialists


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[Bear Stearns Logo]

                            OVERVIEW OF WAGNER STOTT

Rank by Dollar Volume               o 4th largest

Dollar Volume                       o 11.5% of NYSE

Net Revenues (LTM - 12/31/00)       o $210 million
Stock Listings (domestic)           o 226 NYSE common stock listings
                                    o 3 of the 30 DJIA stocks and 52 of the
                                      stocks comprising the S&P 500
                                    o Key Listings include:  Avon Products,
                                      Citigroup, Corning, Hasbro, Lockheed
                                      Martin, Marsh & McLennan, Merrill Lynch,
                                      Motorola, PepsiCo, Pharmacia and Proctor &
                                      Gamble

Stock Listings (ADR's)              o Key Listings include: Vodafone, Deutsche
                                      Telekom, Toronto-Dominion Bank, China
                                      Eastern Airlines and Infineon Technologies

Employees                           o 163 full-time employees including 47
                                      specialists